                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                      Alec E. Gores

Address:                   c/o The Gores Group, LLC
                           10877 Wilshire Blvd., 18th Floor
                           Los Angeles, CA 90024

Designated Filer:          GTG PC Investments, LLC

Issuer & Ticker Symbol:    MPC Corporation (MPZ)

Date of Event
Requiring Statement:       6/21/07 and 6/22/07

Signature:                 /s/ Alec E. Gores
                           -----------------
                           Alec E. Gores